                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                           1-2394                 13-3768097
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(State or other jurisdiction            (Commission           (IRS Employer
 of incorporation)                      File Number)          Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address if changed since last report.)

Item 5.   Other Events.
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            On  August  13,  2002,  WHX  Corporation   issued  a  press  release
announcing  that its Board of Directors had approved a 1-for-3  reverse split of the Company's common stock, effective as of August 22, 2002. Attached as Exhibit
99.1 to this Current Report on Form 8-K is the text of the August 13, 2002 press release.

Item 7.       Financial Statements and Exhibits.
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            (c)   Exhibits
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                  Exhibit No.       Exhibits
                  -----------       --------

                    99.1            Press  Release  of  WHX  Corporation   dated
                                    August 13, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHX CORPORATION

Dated: August 13, 2002                      By: /s/ Stewart E. Tabin
                                                ------------------------
                                            Name:  Stewart E. Tabin
                                            Title: Assistant Treasurer